EXHIBIT (d)(5)

                   THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
                                 RIGHTS OFFERING

                         BENEFICIAL OWNER CERTIFICATION

The undersigned, a bank, broker or other nominee of Rights to purchase shares of common stock of The First Australia Prime Income Fund, Inc. pursuant to the rights offering (the "Offer") described and provided for in the Fund's Prospectus, dated September 28, 1998 (the "Prospectus"), hereby certifies to The First Australia Prime Income Fund, Inc. and to State Street Bank and Trust Company, as Subscription Agent for the Offer, that for each numbered line filled in below the undersigned has purchased, on behalf of the beneficial owner thereof (which may be the undersigned), the number of shares specified on such line pursuant to the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of common stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:

____________________________________________________________________________________________________________
                         I                              II                                III
____________________________________________________________________________________________________________
                                                   NUMBER OF SHARES              NUMBER OF SHARES REQUESTED
                                                 PURCHASED PURSUANT TO                 PURSUANT TO
                 RECORD DATE SHARES              PRIMARY SUBSCRIPTION            OVER_SUBSCRIPTION PRIVILEGE
____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________
Total =                                          Total =                        Total =
____________________________________________________________________________________________________________


                                             ________________________________
                                                Number of Nominee Holder
By:
                                             ___________________________________
                                             Name:
                                             Title:

Dated:_______________________, 1998

Provide the following information if applicable.

                                    ___________________________________________
                                            DTC Participant Number
                                    ___________________________________________
                                    DTC Basic Subscription Confirmation Number
                                    ___________________________________________

Contact Name:                       ___________________________________________

Phone Number:                       ___________________________________________